                               POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of up to 19,690 shares of common stock, par value $0.01 per share, of Technology Solutions Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 25th day of June, 1997.


                                        William H. Waltrip
                              ____________________________________
                                        William H. Waltrip

                               POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of up to 19,690 shares of common stock, par value $0.01 per share, of Technology Solutions Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 25th day of June, 1997.


                                        Michael J. Murray
                              ____________________________________
                                        Michael J. Murray

                               POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of up to 19,690 shares of common stock, par value $0.01 per share, of Technology Solutions Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 30th day of June, 1997.


                                        Stephen B. Oresman
                              ____________________________________
                                        Stephen B. Oresman

                               POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of up to 19,690 shares of common stock, par value $0.01 per share, of Technology Solutions Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 25th day of June, 1997.


                                        John R. Purcell
                              ____________________________________
                                        John R. Purcell

                               POWER OF ATTORNEY

     The undersigned, a Director and/or Officer of Technology Solutions Company, a Delaware corporation, does hereby constitute and appoint Paul R. Peterson and Martin T. Johnson his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, with respect to the registration of up to 19,690 shares of common stock, par value $0.01 per share, of Technology Solutions Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants onto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

     Dated this 25th day of June, 1997.


                                        Michael J. McLaughlin
                              ____________________________________
                                        Michael J. McLaughlin